                                                                    Exhibit 99.1


[AT&T LOGO]      Robert W. Quinn, Jr.      AT&T Services, Inc.  T:202.457.3851
                 Senior Vice President     1120 20th Street, NW  F:832.213.0243
                 Federal Regulatory        Suite 1000
                                           Washington, DC 20036




December 28,2006

VIA ELECTRONIC SUBMISSION

Ms. Marlene H. Dortch
Secretary
Federal Communications Commission
445 12th St., SW, Room TWB-204
Washington, DC 20554

Re:  Notice of Ex Parte Communication
In the Matter of Review of AT&T Inc. and BellSouth Corp. Application For Consent to Transfer of Control, WC Docket No.06-74

Dear Ms. Dortch:

      On October 13,2006, AT&T submitted a list of possible merger commitments, which, we indicated, we could accept in the interest of obtaining expeditious approval of the AT&T/BellSouth merger. We emphasized our belief that these commitments were wholly unnecessary in light of the demonstrated substantial public interest benefits of the merger and the lack of any cognizable harm to competition. We noted that this belief was shared by the Department of Justice, nineteen states, and three foreign countries, all of which subjected the merger to exacting scrutiny and found no anticompetitive effects. And, we noted, this merger involves even less competitive overlap than did the AT&T/SBC and Verizon/MCI mergers, both of which the Commission unanimously approved just last year with fewer, less extensive commitments than we offered in our October 13 letter.

      Nevertheless, merger opponents continue to demand even more concessions, including those they were unable to obtain from Congress, or that are being considered in pending, industry-wide rulemaking proceedings. In the face of these continuing demands, the merger has yet to be approved. Accordingly, in order to break the impasse, and in the interest of facilitating the speediest possible approval of the merger by the Commission, Applicants agree to the attached merger commitments, which are significantly more extensive than those submitted on October 13. Applicants reserve the right to withdraw these commitments upon written notice to the Commission if the Commission has not approved the merger at the time of such notice. One electronic copy of this Notice is being submitted to the Secretary of the FCC in accordance with the Commission's rules.

                                   Sincerely,

                                   /s/ Robert W. Quinn, Jr.

                               MERGER COMMITMENTS

For the avoidance of doubt, unless otherwise expressly stated to the contrary, all conditions and commitments proposed in this letter are enforceable by the FCC and would apply in the AT&T/BellSouth in-region territory, as defined herein, for a period of forty-two months from the Merger Closing Date and would automatically sunset thereafter.

  REPATRIATION OF JOBS TO THE U.S.

AT&T/BellSouth(1) is committed to providing high quality employment opportunities in the U.S. In order to further this commitment, AT&T/BellSouth will repatriate 3,000 jobs that are currently outsourced by BellSouth outside of the U.S. This repatriation will be completed by December 31, 2008. At least 200 of the repatriated jobs will be physically located within the New Orleans, Louisiana MSA.

 PROMOTING ACCESSIBILITY OF BROADBAND SERVICE

1. By December 31,2007, AT&T/BellSouth will offer broadband Internet access service (i.e.,Internet access service at speeds in excess of 200 kbps in at least one direction) to 100 percent of the residential living units in the AT&T/BellSouth in-region territory.(2) To meet this commitment, AT&T/BellSouth will offer broadband Internet access services to at least 85 percent of such living units using wireline technologies (the "Wireline Buildout Area"). AT&T/BellSouth will make available broadband Internet access service to the remaining living units using alternative technologies and operating arrangements, including but not limited to satellite and Wi-Max fixed wireless technologies. AT&T/BellSouth further commits that at least 30 percent of the incremental deployment after the Merger Closing Date necessary to achieve the Wireline Buildout Area commitment will be to rural areas or low income living units.(3)

 2. AT&T/BellSouth will provide an ADSL modem without charge (except for shipping and handling) to residential subscribers within the Wireline Buildout Area who, between July 1, 2007, and June 30,2008, replace their AT&T/BellSouth dial-up Internet access service with

-----------------------------
(1) AT&T/BellSouth refers to AT&T Inc., BellSouth Corporation, and their affiliates that provide domestic wireline or Wi-Max fixed wireless services.

(2) As used herein, the "AT&T/BellSouth in-region territory" means the areas in which an AT&T or BellSouth operating company is the incumbent local exchange carrier, as defined in 47 U.S.C. Section 251(h)(l)(A) and (B)(i). "AT&T in-region territory" means the area in which an AT&T operating company is the incumbent local exchange carrier, as defined in 47 U.S.C. Section 25l(h)(l)(A) and (B)(i), and "BellSouth in-region territory" means the area in which a BellSouth operating company is the incumbent local exchange carrier, as defined in 47 U.S.C. Section 25l(h)(l)(A) and (B)(i).

(3) For purposes of this commitment, a low income living unit shall mean a living unit in AT&T/BellSouth's in-region territory with an average annual income of less than $35,000, determined consistent with Census Bureau data, see California Public Utilities Code section 5890(j)(2) (as added by AB 2987) (defining low income households as those with annual incomes below $35,000), and a rural area shall consist of the zones in AT&T/BellSouth's in-region territory with the highest deaveraged UNE loop rates as established by the state commission consistent with the procedures set forth in section 51.507 of the Commission's rules. 47 C.F.R. Section 51.507.

AT&T/BellSouth's ADSL service and elect a term plan for their ADSL service of twelve months or greater.

3. Within six months of the Merger Closing Date, and continuing for at least 30 months from the inception of the offer, AT&T/BellSouth will offer to retail consumers in the Wireline Buildout Area, who have not previously subscribed to AT&T's or BellSouth's ADSL service, a broadband Internet access service at a speed of up to 768 Kbps at a monthly rate (exclusive of any applicable taxes and regulatory fees) of $10 per month.

STATEMENT OF VIDEO ROLL-OUT INTENTIONS

AT&T is committed to providing, and has expended substantial resources to provide, a broad array of advanced video programming services in the AT&T in-region territory. These advanced video services include Uverse, on an integrated IP platform, and HomeZone, which integrates advanced broadband and satellite services. Subject to obtaining all necessary authorizations to do so, AT&T/BellSouth intends to bring such services to the BellSouth in-region territory in a manner reasonably consistent with AT&T's roll-out of such services within the AT&T in-region territory. In order to facilitate the provision of such advanced video services in the BellSouth in-region territory, AT&T/BellSouth will continue to deploy fiber-based facilities and intends to have the capability to reach at least 1.5 million homes in the BellSouth in-region territory by the end of 2007. AT&T/BellSouth agrees to provide a written report to the Commission by December 31,2007, describing progress made in obtaining necessary authorizations to roll-out, and the actual roll-out of, such advanced video services in the BellSouth in-region territory.

PUBLIC SAFETY, DISASTER RECOVERY

1. By June 1,2007, AT&T will complete the steps necessary to allow it to make its disaster recovery capabilities available to facilitate restoration of service in BellSouth's in-region territory in the event of an extended service outage caused by a hurricane or other disaster.

2. In order to further promote public safety, within thirty days of the Merger Closing Date, AT&T/BellSouth will donate $1 million to a section 501(c)(3) foundation or public entities for the purpose of promoting public safety.

SERVICE TO CUSTOMERS WITH DISABILITIES

AT&T/BellSouth has a long and distinguished history of serving customers with disabilities. AT&T/BellSouth commits to provide the Commission, within 12 months of the Merger Closing Date, a report describing its efforts to provide high quality service to customers with disabilities.

UNEs

1. The AT&T and BellSouth ILECs shall continue to offer and shall not seek any increase in state-approved rates for UNEs or collocation that are in effect as of the Merger Closing Date. For purposes of this commitment, an increase includes an increased existing surcharge or a new surcharge unless such new or increased surcharge is authorized by the applicable interconnection agreement or tariff, and by the relevant state commission. This commitment shall not limit the

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ability of the AT&T and BellSouth ILECs and any other telecommunications carrier to agree voluntarily to any different UNE or collocation rates.

2. AT&T/BellSouth shall recalculate its wire center calculations for the number of business lines and fiber-based collocations and, for those that no longer meet the non-impairment thresholds established in 47 CFR Sections 51.319(a) and
(e), provide appropriate loop and transport access. In identifying wire centers in which there is no impairment pursuant to 47 CFR Sections 51.319(a) and (e), the merged entity shall exclude the following: (i) fiber-based collocation arrangements established by AT&T or its affiliates; (ii) entities that do not operate (i.e., own or manage the optronics on the fiber) their own fiber into and out of their own collocation arrangement but merely cross-connect to fiber-based collocation arrangements; and (iii) special access lines obtained by AT&T from BellSouth as of the day before the Merger Closing Date.

3. AT&T/BellSouth shall cease all ongoing or threatened audits of compliance with the Commission's EELs eligibility criteria (as set forth in the Supplemental Order Clarification's significant local use requirement and related safe harbors, and the Triennial Review Order's high capacity EEL eligibility criteria), and shall not initiate any new EELs audits.

 REDUCING TRANSACTION COSTS ASSOCIATED WITH INTERCONNECTION AGREEMENTS

1. The AT&T/BellSouth ILECs shall make available to any requesting telecommunications carrier any entire effective interconnection agreement, whether negotiated or arbitrated, that an AT&T/BellSouth ILEC entered into in any state in the AT&T/BellSouth 22-state ILEC operating territory, subject to state-specific pricing and performance plans and technical feasibility, and provided, further, that an AT&T/BellSouth ILEC shall not be obligated to provide pursuant to this commitment any interconnection arrangement or UNE unless it is feasible to provide, given the technical, network, and OSS attributes and limitations in, and is consistent with the laws and regulatory requirements of, the state for which the request is made.

2. The AT&T/BellSouth ILECs shall not refuse a request by a telecommunications carrier to opt into an agreement on the ground that the agreement has not been amended to reflect changes of law, provided the requesting telecommunications carrier agrees to negotiate in good faith an amendment regarding such change of law immediately after it has opted into the agreement.

3. The AT&T/BellSouth ILECs shall allow a requesting telecommunications carrier to use its pre-existing interconnection agreement as the starting point for negotiating a new agreement.

4. The AT&T/BellSouth ILECs shall permit a requesting telecommunications carrier to extend its current interconnection agreement, regardless of whether its initial term has expired, for a period of up to three years, subject to amendment to reflect prior and future changes of law. During this period, the interconnection agreement may be terminated only via the carrier's request unless terminated pursuant to the agreement's "default" provisions.

SPECIAL ACCESS

Each of the following special access commitments shall remain in effect until 48 months from the Merger Closing Date.

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1. AT&T/BellSouth affiliates that meet the definition of a Bell operating company in section 3(4)(A) of the Act ("AT&T/BellSouth BOCs")(4) will implement, in the AT&T and BellSouth Service Areas, (5) the Service Quality Measurement Plan for Interstate Special Access Services ("the Plan"), similar to that set forth in the SBC/AT&T Merger Conditions, as described herein and in Attachment
A. The AT&T/BellSouth BOCs shall provide the Commission with performance measurement results on a quarterly basis, which shall consist of data collected according to the performance measurements listed therein. Such reports shall be provided in an Excel spreadsheet format and shall be designed to demonstrate the AT&T/BellSouth BOCs' monthly performance in delivering interstate special access services within each of the states in the AT&T and BellSouth Service Areas. These data shall be reported on an aggregated basis for interstate special access services delivered to (i) AT&T and BellSouth section 272(a) affiliates,
(ii) their BOC and other affiliates, and (iii) non-affiliates.(6) The AT&T/BellSouth BOCs shall provide performance measurement results (broken down on a monthly basis) for each quarter to the Commission by the 45th day after the end of the quarter. The AT&T/BellSouth BOCs shall implement the Plan for the first full quarter following the Merger Closing Date. This commitment shall terminate on the earlier of (i) 48 months and 45 days after the beginning of the first full quarter following the Merger Closing Date (that is, when AT&T/BellSouth files its 16th quarterly report); or (ii) the effective date of a Commission order adopting performance measurement requirements for interstate special access services.

2. AT&T/BellSouth shall not increase the rates paid by existing customers (as of the Merger Closing Date) of DS1 and DS3 local private line services that it provides in the AT&T/BellSouth in-region territory pursuant to, or referenced in, TCG FCC Tariff No. 2 above their level as of the Merger Closing Date.

3. AT&T/BellSouth will not provide special access offerings to its wireline affiliates that are not available to other similarly situated special access customers on the same terms and conditions.

4. To ensure that AT&T/BellSouth may not provide special access offerings to its affiliates that are not available to other special access customers, before AT&T/BellSouth provides a new or modified contract tariffed service under section 69.727(a) of the Commission's rules to its own section 272(a) affiliate(s), it will certify to the Commission that it provides service pursuant to that contract tariff to an unaffiliated customer other than Verizon Communications Inc., or its wireline affiliates. AT&T/BellSouth also will not unreasonably discriminate in favor of its affiliates in establishing the terms and conditions for grooming special access facilities.(7)

-----------------------------
(4) For purposes of these commitments, AT&T Advanced Solutions, Inc. and the Ameritech Advanced Data Services Companies, doing business collectively as "ASI," shall not be considered a BOC.

(5) For purposes of this commitment, "AT&T and BellSouth Service Areas" means the areas within AT&T/BellSouth's in-region territory in which the AT&T and BellSouth ILECs are Bell operating companies as defined in 47 U.S.C. Section 153(4)(A).

(6) BOC data shall not include retail data.

(7) Neither this merger commitment nor any other merger commitment herein shall be construed to require AT&T/BellSouth to provide any service through a separate affiliate if AT&T/BellSouth is not otherwise required by law to establish or maintain such separate affiliate.

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5. No AT&T/BellSouth ILEC may increase the rates in its interstate tariffs, including contract tariffs, for special access services that it provides in the AT&T/BellSouth in-region territory, as set forth in tariffs on file at the Commission on the Merger Closing Date, and as set forth in tariffs amended subsequently in order to comply with the provisions of these commitments.

6. In areas within the AT&T/BellSouth in-region territory where an AT&T/BellSouth ILEC has obtained Phase II pricing flexibility for price cap services ("Phase II areas"), such ILEC will offer DS1 and DS3 channel termination services, DS1 and DS3 mileage services, and Ethernet services,(8) that currently are offered pursuant to the Phase II Pricing Flexibility Provisions of its special access tariffs,(9) at rates that are no higher than, and on the same terms and conditions as, its tariffed rates, terms, and conditions as of the Merger Closing Date for such services in areas within its in-region territory where it has not obtained Phase II pricing flexibility. In Phase II areas, AT&T/BellSouth also will reduce by 15% the rates in its interstate tariffs as of the Merger Closing Date for Ethernet services that are not at that time subject to price cap regulation. The foregoing commitments shall not apply to DS1, DS3, or Ethernet services provided by an AT&T/BellSouth ILEC to any other price cap ILEC, including any affiliate of such other price cap ILEC,(10) unless such other price cap ILEC offers DSl and DS3 channel termination and mileage services, and price cap Ethernet services in all areas in which it has obtained Phase II pricing flexibility relief for such services (hereinafter "Reciprocal Price Cap Services") at rates, and on the terms and conditions, applicable to such services in areas in which it has not obtained Phase II pricing flexibility for such services, nor shall AT&T/BellSouth provide the aforementioned 15% discount to such price cap ILEC or affiliate thereof unless such ILEC makes generally available a reciprocal discount for any Ethernet service it offers outside of price cap regulation (hereinafter "Reciprocal Non-Price Cap Services"). Within 14 days of the Merger Closing Date, AT&T/BellSouth will provide notice of this commitment to each price cap ILEC that purchases, or that has an affiliate that purchases, services subject to this commitment from an AT&T/BellSouth ILEC. If within 30 days thereafter, such price cap ILEC does not: (i) affirmatively inform AT&T/BellSouth and the Commission of its intent to sell Reciprocal Price Cap Services in areas where it has received Phase II pricing flexibility for such services at the rates, terms, and conditions that apply in areas where it has not received such flexibility, and to provide a 15% discount on Reciprocal Non-Price Cap Services; and (ii) file tariff revisions that would implement such changes within 90 days of the Merger Closing Date (a "Non-Reciprocating Carrier"), the AT&T/BellSouth ILECs shall be deemed by the FCC to have

-----------------------------
(8) The Ethernet services subject to this commitment are AT&T's interstate OPT-E-MAN, GigaMAN and DecaMAN services and BellSouth's interstate Metro Ethernet Service.

(9) The Phase II Pricing Flexibility Provisions for DS1 and DS3 services are those set forth in Ameritech Tariff FCC No. 2, Section 21; Pacific Bell Tariff FCC No. 1, Section 31; Nevada Bell Tariff FCC No. 1, Section 22; Southwestern Bell Telephone Company Tariff FCC No. 73, Section 39; Southern New England Telephone Tariff FCC No. 39, Section 24; and BellSouth Telecommunications Tariff FCC No. 1, Section 23.

(10) For purposes of this commitment, the term "price cap ILEC" refers to an incumbent local exchange carrier that is subject to price cap regulation and all of its affiliates that are subject to price cap regulation. The term "affiliate" means an affiliate as defined in 47 U.S.C. Section 153(1) and is not limited to affiliates that are subject to price cap regulation.

substantial cause to make any necessary revisions to the tariffs under which they provide the services subject to this commitment to such Non-Reciprocating Carrier, including any affiliates, to prevent or offset any change in the effective rate charged such entities for such services. The AT&T/BellSouth ILECs will file all tariff revisions necessary to effectuate this commitment, including any provisions addressing Non-Reciprocating Carriers and their affiliates, within 90 days from the Merger Closing Date.

7. AT&T/BellSouth will not oppose any request by a purchaser of interstate special access services for mediation by Commission staff of disputes relating to AT&T/BellSouth's compliance with the rates, terms, and conditions set forth in its interstate special access tariffs and pricing flexibility contracts or to the lawfulness of the rates, terms, and conditions in such tariffs and contracts, nor shall AT&T/BellSouth oppose any request that such disputes be accepted by the Commission onto the Accelerated Docket.

8. The AT&T/BellSouth ILECs will not include in any pricing flexibility contract or tariff filed with the Commission after the Merger Closing Date access service ratio terms which limit the extent to which customers may obtain transmission services as UNEs, rather than special access services.

9. Within 60 days after the Merger Closing Date, the AT&T/BellSouth ILECs will file one or more interstate tariffs that make available to customers of DS1, DS3, and Ethernet service reasonable volume and term discounts without minimum annual revenue commitments (MARCs) or growth discounts. To the extent an AT&T/BellSouth ILEC files an interstate tariff for DS1, DS3, or Ethernet services with a varying MARC, it will at the same time file an interstate tariff for such services with a fixed MARC. For purposes of these commitments, a MARC is a requirement that the customer maintain a minimum specified level of spending for specified services per year.

10. If, during the course of any negotiation for an interstate pricing flexibility contract, AT&T/BellSouth offers a proposal that includes a MARC, AT&T/BellSouth will offer an alternative proposal that gives the customer the option of obtaining a volume and/or term discount(s) without a MARC. If, during the course of any negotiation for an interstate pricing flexibility contract, AT&T/BellSouth offers a proposal that includes a MARC that varies over the life of the contract, AT&T/BellSouth will offer an alternative proposal that includes a fixed MARC.

11. Within 14 days of the Merger Closing Date, the AT&T/BellSouth ILECs will give notice to customers of AT&T/BellSouth with interstate pricing flexibility contracts that provide for a MARC that varies over the life of the contract that, within 45 days of such notice, customers may elect to freeze, for the remaining term of such pricing flexibility contract, the MARC in effect as of the Merger Closing Date, provided that the customer also freezes, for the remaining term of such pricing flexibility contract, the contract discount rate (or specified rate if the contract sets forth specific rates rather than discounts off of referenced tariffed rates) in effect as of the Merger Closing Date.

TRANSIT SERVICE

The AT&T and BellSouth ILECs will not increase the rates paid by existing customers for their existing tandem transit service arrangements that the AT&T and BellSouth ILECs provide in the AT&T/BellSouth in-region territory.(11)

ADSL Service(12)

1. Within twelve months of the Merger Closing Date, AT&T/BellSouth will deploy and offer within the BellSouth in-region territory ADSL service to ADSL-capable customers without requiring such customers to also purchase circuit switched voice grade telephone service. AT&T/BellSouth will continue to offer this service in each state for thirty months after the "Implementation Date" in that state. For purposes of this commitment, the "Implementation Date" for a state shall be the date on which AT&T/BellSouth can offer this service to eighty percent of the ADSL-capable premises in BellSouth's in-region territory in that state.(13) Within twenty days after meeting the Implementation Date in a state, AT&T/BellSouth will file a letter with the Commission certifying to that effect. In all events, this commitment will terminate no later than forty-two months after the Merger Closing Date.

2. AT&T/BellSouth will extend until thirty months after the Merger Closing Date the availability within AT&T's in-region territory of ADSL service, as described in the ADSL Service Merger Condition, set forth in Appendix F of the SBC/AT&T MERGER ORDER (FCC 05-183).

3. Within twelve months of the Merger Closing Date, AT&T/BellSouth will make available in its in-region territory an ADSL service capable of speeds up to 768 Kbps to ADSL-capable customers without requiring such customers to also purchase circuit switched voice grade telephone service ("Stand Alone 768 Kbps service"). AT&T/BellSouth will continue to offer the 768 Kbps service in a state for thirty months after the "Stand Alone 768 Kbps Implementation Date" for that state. For purposes of this commitment, the "Stand Alone 768 Kbps Implementation Date" for a state shall be the date on which AT&T/BellSouth can offer the Stand Alone 768 Kbps service to eighty percent of the ADSL-capable premises in AT&T/BellSouth's in-region territory in that state. The Stand Alone 768 Kbps service will be offered at a rate of not more than $19.95 per month (exclusive of regulatory fees and taxes). AT&T/BellSouth may


----------

(11) Tandem transit service means tandem-switched transport service provided to an originating carrier in order to indirectly send intraLATA traffic subject to (Section) 25l(b)(5) of the Communications Act of 1934, as amended, to a terminating carrier, and includes tandem switching functionality and tandem switched transport functionality between an AT&T/BellSouth tandem switch location and the terminating carrier.

(12) The commitments set forth under the heading "ADSL Service" are, by their terms, available to retail customers only. Wholesale commitments are addressed separately under the heading "ADSL Transmission Service."

(13) After meeting the implementation date in each state, AT&T/BellSouth will continue deployment so that it can offer the service to all ADSL-capable premises in its in-region territory within twelve months of the Merger Closing Date.

make available such services at other speeds at prices that are competitive with the broadband market taken as a whole.

ADSL TRANSMISSION SERVICE

AT&T/BellSouth will offer to Internet service providers, for their provision of broadband Internet access service to ADSL-capable retail customer premises, ADSL transmission service in the combined AT&T/BellSouth territory that is functionally the same as the service AT&T offered within the AT&T in-region territory as of the Merger Closing Date.(14) Such wholesale offering will be at a price not greater than the retail price in a state for ADSL service that is separately purchased by customers who also subscribe to AT&T/BellSouth local telephone service.

NET NEUTRALITY

1. Effective on the Merger Closing Date, and continuing for 30 months thereafter, AT&T/BellSouth will conduct business in a manner that comports with the principles set forth in the Commission's Policy Statement, issued September 23,2005 (FCC 05-151).

2. AT&T/BellSouth also commits that it will maintain a neutral network and neutral routing in its wireline broadband Internet access service.(15) This commitment shall be satisfied by AT&T/BellSouth's agreement not to provide or to sell to Internet content, application, or service providers, including those affiliated with AT&T/BellSouth, any service that privileges, degrades or prioritizes any packet transmitted over AT&T/BellSouth's wireline broadband Internet access service based on its source, ownership or destination.

This commitment shall apply to AT&T/BellSouth's wireline broadband Internet access service from the network side of the customer premise equipment up to and including the Internet Exchange Point closest to the customer's premise, defined as the point of interconnection that is logically, temporally or physically closest to the customer's premise where public or private Internet backbone networks freely exchange Internet packets.


----------

(14) An ADSL transmission service shall be considered "functionally the same" as the service AT&T offered within the AT&T in-region territory as of the Merger Closing Date if the ADSL transmission service relies on ATM transport from the DSLAM (or equivalent device) to the interface with the Internet service provider, and provides a maximum asymmetrical downstream speed of 1.5bps or 3.0Mbps, or a maximum symmetrical upstream/downstream speed of 384Kbps or 416Kbps, where each respective speed is available (the "Broadband ADSL Transmission Service"). Nothing in this commitment shall require AT&T/BellSouth to serve any geographic areas it currently does not serve with Broadband ADSL Transmission Service or to provide Internet service providers with broadband Internet access transmission technology that was not offered by AT&T to such providers in its in-region territory as of the Merger Closing Date.

(15) For purposes of this commitment, AT&T/BellSouth's wireline broadband Internet access service and its Wi-Max fixed wireless broadband Internet access service are, collectively, AT&T/BellSouth's "wireline broadband Internet access service."

This commitment does not apply to AT&T/BellSouth's enterprise managed IP services, defined as services available only to enterprise customers(16) that are separate services from, and can be purchased without, AT&T/BellSouth's wireline broadband Internet access service, including, but not limited to, virtual private network (VPN) services provided to enterprise customers. This commitment also does not apply to AT&T/BellSouth's Internet Protocol television
(IPTV) service. These exclusions shall not result in the privileging, degradation, or prioritization of packets transmitted or received by AT&T/BellSouth's non-enterprise customers' wireline broadband Internet access service from the network side of the customer premise equipment up to and including the Internet Exchange Point closest to the customer's premise, as defined above.

This commitment shall sunset on the earlier of (1) two years from the Merger Closing Date, or (2) the effective date of any legislation enacted by Congress subsequent to the Merger Closing Date that substantially addresses "network neutrality" obligations of broadband Internet access providers, including, but not limited to, any legislation that substantially addresses the privileging, degradation, or prioritization of broadband Internet access traffic.

INTERNET BACKBONE

1. For a period of three years after the Merger Closing Date, AT&T/BellSouth will maintain at least as many discrete settlement-free peering arrangements for Internet backbone services with domestic operating entities within the United States as they did on the Merger Closing Date, provided that the number of settlement-free peering arrangements that AT&T/BellSouth is required to maintain hereunder shall be adjusted downward to account for any mergers, acquisitions, or bankruptcies by existing peering entities or the voluntary election by a peering entity to discontinue its peering arrangement. If on the Merger Closing Date, AT&T and BellSouth both maintain a settlement free peering arrangement for Internet backbone services with the same entity (or an affiliate thereof), the separate arrangements shall count as one settlement-free peering arrangement for purposes of determining the number of discrete peering entities with whom AT&T/BellSouth must peer pursuant to this commitment. AT&T/BellSouth may waive terms of its published peering policy to the extent necessary to maintain the number of peering arrangements required by this commitment. Notwithstanding the above, if within three years after the Merger Closing Date, one of the ten largest entities with which AT&T/BellSouth engages in settlement free peering for Internet backbone services (as measured by traffic volume delivered to AT&T/BellSouth's backbone network facilities by such entity) terminates its peering arrangement with AT&T/BellSouth for any reason (including bankruptcy, acquisition, or merger), AT&T/BellSouth will replace that peering arrangement with another settlement free peering arrangement and shall not adjust its total number of settlement free peers downward as a result.

2. Within thirty days after the Merger Closing Date, and continuing for three years thereafter, AT&T/BellSouth will post its peering policy on a publicly accessible website. During this three-year period, AT&T/BellSouth will post any revisions to its peering policy on a timely basis as they occur.


----------

(16) "Enterprise customers" refers to that class of customer identified as enterprise customers on AT&T's website (http://www.att.com) as of December 28,2006.

FORBEARANCE

1. AT&T/BellSouth will not seek or give effect to a ruling, including through a forbearance petition under section 10 of the Communications Act (the "Act") 47 U.S.C. 160, or any other petition, altering the status of any facility being currently offered as a loop or transport UNE under section 251 (c)(3) of the Act.

2. AT&T/BellSouth will not seek or give effect to any future grant of forbearance that diminishes or supersedes the merged entity's obligations or responsibilities under these merger commitments during the period in which those obligations are in effect.

WIRELESS

1. AT&T/BellSouth shall assign and/or transfer to an unaffiliated third party all of the 2.5 GHz spectrum (broadband radio service (BRS)/educational broadband service (EBS)) currently licensed to or leased by BellSouth within one year of the Merger Closing Date.

2. By July 21,2010, AT&T/BellSouth agrees to: (1) offer service in the 2.3 GHz band to 25% of the population in the service area of AT&T/BellSouth's wireless communications services (WCS) licenses, for mobile or fixed point-to-multi-point services, or (2) construct at least five permanent links per one million people in the service area of AT&T/BellSouth's WCS licenses, for fixed point-to-point services. In the event AT&T/BellSouth fails to meet either of these service requirements, AT&T/BellSouth will forfeit the unconstructed portion of the individual WCS licenses for which it did not meet either of these service requirements as of July 21, 2010; provided, however, that in the event the Commission extends the July 21,2010, buildout date for 2.3GHz service for the WCS industry at large ("Extended Date"), the July 21, 2010 buildout date specified herein shall be modified to conform to the Extended Date. The wireless commitments set forth above do not apply to any 2.3 GHz wireless spectrum held by AT&T/BellSouth in the state of Alaska.

DIVESTITURE OF FACILITIES

Within twelve months of the Merger Closing Date, AT&T/BellSouth will sell to an unaffiliated third party(ies) an indefeasible right of use ("IRU") to fiber strands within the existing "Lateral Connections," as that term is defined in the SBC/AT&T Consent Decree, (17) to the buildings listed in Attachment B ("BellSouth Divestiture Assets"). These divestitures will be effected in a manner consistent with the divestiture framework agreed to in the SBC/AT&T Consent Decree, provided that such divestitures will be subject to approval by the FCC, rather than the Department of Justice.

TUNNEY ACT

AT&T is a party to a Consent Decree entered into following the merger of SBC and AT&T (the "Consent Decree"). The Consent Decree documents the terms under which AT&T agreed to


----------

(17) See United States v. SBC Communications, Inc., Civil Action No. 1:05CV02102, Final Judgment (D.D.C. filed Oct. 27,2005).

divest special access facilities serving 383 buildings within the former SBC in-region ILEC territory (the "SBC Divestiture Assets"). In its Order approving the AT&T/SBC merger, the Commission also required the divestiture of these same facilities on the terms and conditions contained in the Consent Decree. The Consent Decree is currently under review pursuant to the Tunney Act in the U.S. District Court for the District of Columbia (the "Court") in US. v. SBC Communications, Inc. and AT&T Corp., Civil Action No. 1:05CV02102 (EGS) (D.D.C.), where the Court is reviewing the adequacy of the remedy contained in the Consent Decree to address the competitive concerns described in the Complaint filed by the Department of Justice (DOJ).

If it is found in a final, non-appealable order, that the remedy in the Consent Decree is not adequate to address the concerns raised in the Complaint and AT&T and the DOJ agree to a modification of the Consent Decree (the "Modified Consent Decree"), then AT&T agrees that (1) AT&T/BellSouth will conform its divestiture of the BellSouth Divestiture Assets to the terms of the Modified Consent Decree; and (2) AT&T/BellSouth will negotiate in good faith with the Commission to determine whether the conditions imposed on AT&T/BellSouth in the Commission order approving the merger of AT&T and BellSouth satisfies, with respect to the BellSouth territory, the concerns addressed in the Modified Consent Decree.

CERTIFICATION

AT&T/BellSouth shall annually file a declaration by an officer of the corporation attesting that AT&T/BellSouth has substantially complied with the terms of these commitments in all material respects. The first declaration shall be filed 45 days following the one-year anniversary of the Merger Closing Date, and the second, third, and fourth declarations shall be filed one, two, and three years thereafter, respectively.

                                  ATTACHMENT A

                        SERVICE QUALITY MEASUREMENT PLAN
                          FOR INTERSTATE SPECIAL ACCESS

                                    CONTENTS

SECTION 1: ORDERING
FOCT:      Firm Order Confirmation (FOC) Timeliness ........................  2

SECTION 2: PROVISIONING
PIAM:      Percent Installation Appointments Met ...........................  3
NITR:      New Installation Trouble Report Rate ............................  4

SECTION 3: MAINTENANCE AND REPAIR
CTRR:      Failure Rate/Trouble Report Rate ................................  5
MAD:       Average Repair Interval/Mean Time to Restore ....................  6

SECTION 4: GLOSSARY ........................................................  7

SECTION 1: ORDERING

FOCT: FIRM ORDER CONFIRMATION (FOC) TIMELINESS

DEFINITION

Firm Order Confirmation (FOC) Timeliness measures the percentage of FOCs returned within the Company-specified standard interval.

EXCLUSIONS

-     Service requests identified as "Projects" or "ICBs"

-     Service requests cancelled by the originator

-     Weekends and designated holidays of the service center

-     Unsolicited FOCs

-     Administrative or test service requests

- Service requests that indicate that no confirmation/response should be sent

- Other exclusions as defined by each RBOC to reflect system and operational differences

BUSINESS RULES

Counts are based on the first instance of a FOC being sent in response to an ASR. Activity starting on a weekend or holiday will reflect a start date of the next business day. Activity ending on a weekend or holiday will be calculated with an end date of the last previous business day. Requests received after the company's stated cutoff time will be counted as a "zero" day interval if the FOC is sent by close of business on the next business day. The standard interval will be that which is specified in the company-specific ordering guide.

CALCULATION

FIRM ORDER CONFIRMATION (FOC) INTERVAL = (a - b)

-     a = Date and time FOC is returned

-     b = Date and time valid access service request is received

PERCENT WITHIN STANDARD INTERVAL = (c / d) X 100

-     c = Number of service requests confirmed within the designated interval

-     d = Total number of service requests confirmed in the reporting period

REPORT STRUCTURE

-     Non-Affiliates Aggregate

-     RBOC Affiliates Aggregate

-       RBOC 272 Affiliates Aggregate

GEOGRAPHIC SCOPE

-     State

SQM DISAGGREGATION (PERCENT FOCS RETURNED WITHIN STANDARD INTERVAL)

-     Special Access - DS0

-     Special Access - DS1

-     Special Access - DS3 and above

SECTION 2: PROVISIONING

PIAM: PERCENT INSTALLATION APPOINTMENTS MET

DEFINITION

Percent Installation Appointments Met measures the percentage of installations completed on or before the confirmed due date.

EXCLUSIONS

-     Orders issued and subsequently cancelled

- Orders associated with internal or administrative (including test) activities

-     Disconnect Orders

- Other exclusions as defined by each RBOC to reflect system and operational differences

BUSINESS RULES

This measurement is calculated by dividing the number of service orders completed during the reporting period, on or before the confirmed due date, by the total number of orders completed during the same reporting period. Installation appointments missed because of customer caused reasons shall be counted as met and included in both the numerator and denominator. Where there are multiple missed appointment codes, each RBOC will determine whether an order is considered missed.

CALCULATION

PERCENT INSTALLATION APPOINTMENTS MET = (a / b) X 100

- a = Number of orders completed on or before the RBOC confirmed due date during the reporting period

- b = Total number of orders where completion has been confirmed during the reporting period

REPORT STRUCTURE

-     Non-Affiliates Aggregate

-     RBOC Affiliates Aggregate

-       RBOC 272 Affiliates Aggregate

GEOGRAPHIC SCOPE

-     State

SQM DISAGGREGATION

-     Special Access - DS0

-     Special Access - DS1

-     Special Access - DS3 and above

NITR: NEW INSTALLATION TROUBLE REPORT RATE

DEFINITION

New Installation Trouble Report Rate measures the percentage of circuits or orders where a trouble was found in RBOC facilities or equipment within thirty days of order completion.

EXCLUSIONS

-     Trouble tickets issued and subsequently cancelled

-     Customer Provided Equipment (CPE) or customer caused troubles

- Troubles closed by the technician to disposition codes of IEC (Inter-exchange Carrier) or INF (Information)

-     RBOC troubles associated with administrative service

-     No Trouble Found (NTF) and Test OK (TOK)

- Other exclusions defined by each RBOC to reflect system and operational differences

-     Subsequent trouble reports

BUSINESS RULES

Only the first customer direct trouble report received within thirty calendar days of a completed service order is counted in this measure. Only customer direct trouble reports that required the RBOC to repair a portion of the RBOC network will be counted in this measure. The RBOC completion date is when the RBOC completes installation of the circuit or order.

CALCULATION

TROUBLE REPORT RATE WITHIN 30 CALENDAR DAYS OF INSTALLATION = (a / b) X 100

- a = Count of circuits/orders with trouble reports within 30 calendar days of installation

-     b = Total number of circuits/orders installed in the reporting period

REPORT STRUCTURE

-     Non-Affiliates Aggregate

-     RBOC Affiliates Aggregate

-       RBOC 272 Affiliates Aggregate

GEOGRAPHIC SCOPE

-     State

SQM DISAGGREGATION

-     Special Access DS0

-     Special Access - DS1

-     Special Access - DS3 and above

SECTION 3: MAINTENANCE & REPAIR

CTRR: FAILURE RATE/TROUBLE REPORT RATE

DEFINITION

The percentage of initial and repeated circuit-specific trouble reports completed per 100 in-service circuits for the reporting period.

EXCLUSIONS

-     Trouble reports issued and subsequently cancelled

-     Employee initiated trouble reports

- Trouble reports/circuits associated with internal or administrative activities

-     Customer Provided Equipment (CPE) or customer caused troubles

- Troubles closed by the technician to disposition codes of IEC (Inter-exchange Carrier) or INF (Information)

-     Tie Circuits

-     No Trouble Found (NTF) and Test OK (TOK)

- Other exclusions as defined by each RBOC to reflect system and operational differences

BUSINESS RULES

Only customer direct trouble reports that require the RBOC to repair a portion of the RBOC network will be counted in this report. The trouble report rate is computed by dividing the number of completed trouble reports handled during the reporting period by the total number of in-service circuits for the same period.

CALCULATION

PERCENT TROUBLE REPORT RATE = (a / b) X 100

- a = Number of completed circuit-specific trouble reports received during the reporting period

-     b = Total number of in-service circuits during the reporting period

REPORT STRUCTURE

-     Non-Affiliates Aggregate

-     RBOC Affiliates Aggregate

-       RBOC 272 Affiliates Aggregate

GEOGRAPHIC SCOPE

-     State

SQM DISAGGREGATION

-     Special Access - DS0

-     Special Access - DS1

-     Special Access - DS3 and above

MAD: AVERAGE REPAIR INTERVAL/MEAN TIME TO RESTORE

DEFINITION

The Average Repair Interval/Mean Time to Restore is the average time between the receipt of a customer trouble report and the time the service is restored. The average outage duration is only calculated for completed circuit-specific trouble reports.

EXCLUSIONS

-     Trouble reports issued and subsequently cancelled

-     Employee initiated trouble reports

-     Trouble reports associated with internal or administrative activities

-     Customer Provided Equipment (CPE) or customer caused troubles

- Troubles closed by the technician to disposition codes of IEC (Inter-exchange Carrier) or INF (Information)

-     Tie Circuits

-     No Trouble Found (NTF) and Test OK (TOK)

- Other exclusions as defined by each RBOC to reflect system and operational differences

BUSINESS RULES

Only customer direct trouble reports that require the RBOC to repair a portion of the RBOC network will be counted in this measure. The average outage duration is calculated for each restored circuit with a trouble report. The start time begins with the receipt of the trouble report and ends when the service is restored. This is reported in a manner such that customer hold time or delay maintenance time resulting from verifiable situations of no access to the end user premise, other CLEC/IXC or RBOC retail customer caused delays, such as holding the ticket open for monitoring, is deducted from the total resolution interval ("stop clock" basis).

CALCULATION

Repair Interval = (a - b)

-     a = Date and time trouble report was restored

-     b = Date and time trouble report was received

Average Repair Interval = (c / d)

-     c = Total of all repair intervals (in hours/days) for the reporting period

-     d = Total number of trouble reports closed during the reporting period

REPORT STRUCTURE

-     Non-Affiliates Aggregate

-     RBOC Affiliates Aggregate

-       RBOC 272 Affiliates Aggregate

GEOGRAPHIC SCOPE

-     State

SQM DISAGGREGATION

-     Special Access - DS0

-     Special Access - DS1

-     Special Access - DS3 and above

                                    GLOSSARY

ACCESS SERVICE          A request to the RBOC to order new access service, or
REQUEST (ASR)           request a change to existing service, which provides
                        access to the local exchange company's network under terms specified in the local exchange company's special or switched access tariffs.

RBOC 272 AFFILIATES     RBOC Affiliate(s) authorized to provide long distance
AGGREGATE               service as a result of the Section 271 approval process.

RBOC AFFILIATES         RBOC Telecommunications and all RBOC Affiliates
AGGREGATE               (including the 272 Affiliate). Post sunset, comparable
                        line of business (e.g., 272 line of business) will be included in this category.

BUSINESS DAYS           Monday thru Friday (8AM to 5PM) excluding holidays

CPE                     Customer Provided or Premises Equipment

CUSTOMER NOT READY      A verifiable situation beyond the normal control of the
(CNR)                   RBOC that prevents the RBOC from completing an order,
                        including the following: CLEC or IXC is not ready to receive service; end user is not ready to receive service; connecting company or CPE supplier is not ready.

FIRM ORDER              The notice returned from the RBOC, in response to an
CONFIRMATION (FOC)      Access Service Request from a CLEC, IXC or affiliate,
                        that confirms receipt of the request and creation of a service order with an assigned due date.

UNSOLICITED FOC         An Unsolicited FOC is a supplemental FOC issued by the
                        RBOC to change the due date or for other reasons, e.g., request for a second copy from the CLEC/IXC, although no change to the ASR was requested by the CLEC or IXC.

PROJECT OR ICB          Service requests that exceed the line size and/or level
                        of complexity that would allow the use of standard ordering and provisioning interval and processes.
                        Service requests requiring special handling.

REPEAT TROUBLE          Trouble that reoccurs on the same telephone
                        number/circuit ID within 30 calendar days

SERVICE ORDERS          Refers to all orders for new or additional
                        lines/circuits. For change order types, additional lines/circuits consist of all C order types with "I" and "T" action coded line/circuit USOCs that represent new or additional lines/circuits, including conversions for RBOC to Carrier and Carrier to Carrier.

                                  ATTACHMENT B

                                                                                                                    Zip
 Metro Area    CLLI             Address                                City                       State             Code
Atlanta        ALPRGAVP         5965 CABOT PKWY                        ALPHARETTA                  GA              30005
Atlanta        ATLNGABI         2751 BUFORD HWY NE                     ATLANTA                     GA              30324
Atlanta        CHMBGAJG         2013 FLIGHTWAY DR                      CHAMBLEE                    GA              30341
Atlanta        NRCRGAER         6675 JONES MILL CT                     NORCROSS                    GA              30092
Atlanta        NRCRGAIJ         4725 PEACHTREE CORNERS CIR             NORCROSS                    GA              30092
Atlanta        NRCRGANX         3795 DATA DR NW                        NORCROSS                    GA              30092
Atlanta        NRCRGARC         335 RESEARCH CT                        NORCROSS                    GA              30092
Birmingham     BRHMALKU         101 LEAF LAKE PKWY                     BIRMINGHAM                  AL              35211
Charlotte      CHRMNCXI         2605 WATER RIDGE PKWY                  CHARLOTTE                   NC              28217
Chattanooga    CHTGTNAC         537 MARKET ST                          CHATTANOOGA                 TN              37402
Jacksonville   JCVNFLHK         10201 CENTURION PKWY N                 JACKSONVILLE                FL              32256
Knoxville      KNVLTNHB         8057 RAY MEARS BLVD                    KNOXVILLE                   TN              37919
Knoxville      KNVNTN82         2160 LAKESIDE CENTER WAY               KNOXVILLE                   TN              37922
Miami          BCRTFLAU         851 NW BROKEN SOUND PKWY               BOCA RATON                  FL              33487
Miami          BCRTFLCM         501 E CAMINO REAL                      BOCA RATON                  FL              33432
Miami          DLBHFLDU         360 N CONGRESS AVE                     DELRAY BEACH                FL              33445
Miami          JPTRFLAC         100 MARQUETTE DR                       JUPITER                     FL              33458
Miami          JPTRFLBC         1001 N USHWY 1                         JUPITER                     FL              33477
Miami          PLNBFLAZ         1601 SW 80TH TER                       PLANTATION                  FL              33324
Miami          PLNBFLCQ         1800 NW 69TH AVE                       PLANTATION                  FL              33313
Miami          SUNRFLCF         720 INTERNATIONAL PKWY                 SUNRISE                     FL              33325
Nashville      BRWDTNEV         210 WESTWOOD PL                        BRENTWOOD                   TN              37027
Nashville      NSVLTNIH         1215 21ST AVE S                        NASHVILLE                   TN              37212
Nashville      NSVLTHWL         28 OPRYLAND DR                         NASHVILLE                   TN              37204
Nashville      NSVNTNFO         252 OPRY MILLS DR                      NASHVILLE                   TN              37214
Nashville      LDHLFLAC         332 OPRY MILLS DR                      LAUDERHILL                  TN              33351
Nashville      SUNRFLBD         427 OPRY MILLS DR                      SUNRISE                     TN              33325
Nashville      NSVNTNGG         540 OPRY MILLS DR                      NASHVILLE                   TN              37214
Miami          NSVNTNGG         4300 N UNIVERSITY DR                   NASHVILLE                   FL              37214
Miami          NSVNTNGG         440 SAWGRASS CORP. PARKWAY             NASHVILLE                   FL              37214
Orlando        ORLFFLYL         8350 PARKLINE BLVD                     ORLANDO                     FL              32809